Prospectus

May 1, 2011

LONGLEAF PARTNERS FUNDS®

LONGLEAF PARTNERS FUND (TICKER: LLPFX)
Invests primarily in mid and large-cap U.S. companies believed to be significantly undervalued.

LONGLEAF PARTNERS SMALL-CAP FUND (TICKER: LLSCX)
Invests primarily in small-cap U.S. companies believed to be significantly undervalued. (Closed to new investors)

LONGLEAF PARTNERS INTERNATIONAL FUND (TICKER:  LLINX)
Invests primarily in non-U.S. companies believed to be significantly undervalued.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should be aware that the Funds:

•	Are not bank deposits;

•	Are not guaranteed, endorsed, or insured by any financial institution or governmental entity such as the Federal Deposit Insurance Corporation (FDIC); and

•	May not achieve their stated goals.

Table of Contents

FUND SUMMARIES
Longleaf Partners Fund	1
Longleaf Partners Small-Cap Fund	5
Longleaf Partners International Fund	9

About The Funds
Governing Principles	13
Our Philosophy	13
Process	13

HOW WE ACHIEVE OUR INVESTMENT OBJECTIVES
Determining Business or Intrinsic Value	13
Other Investment Criteria	13
Allocation of Investment Ideas	14
How Companies Reach Intrinsic Value	14
Portfolio Turnover	14
Other Investments	14
Cash Reserves	14

RISKS OF INVESTING	15

Shareholder Manual
Investment Adviser	17
Code of Ethics	17
Disclosure of Portfolio Holdings	17
Management Services	17
Advisory and Administration Fees	17
Portfolio Managers	17
Team Approach	18
Fund Operations	18
General Information	18
Privacy of Personal Information	20
How To Open a New Account	20
Additional Investments	21
Exceptions to Investment Minimum and Closed Funds	22
How To Redeem Shares	22
How Fund Shares Are Priced	25
Dividends and Distributions	26
Taxes	26
Financial Highlights	28

Fund Summaries

Longleaf Partners Fund

Investment Objective and Policy

Longleaf Partners Fund seeks long-term capital growth. The Fund seeks to achieve this objective by investing primarily in a limited number of mid- and large-cap U.S. companies we believe to be significantly undervalued. Current income is not an objective.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Partners Fund.

Transaction Fees and Expenses (sales charges or loads) (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
12b-1 Fees	None
Other Expenses	0.15

Total Annual Fund Operating Expenses	0.91%

Example of Fund Expenses. This example helps compare the cost of investing in the Partners Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

1 Year	$93
3 Years	$290
5 Years	$504
10 Years	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.72% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities that we believe meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•	Good price that is 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied over 34 years. We believe purchasing equities at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Fund primarily owns common stock but may purchase other types of securities. The Fund may invest up to 30% of assets in non-U.S. securities, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund may purchase and sell (write)

put and call options, futures contracts and options on futures contracts, swaps and other similar instruments and may engage in short sales. Although the Fund reserves the right to invest in derivatives of any kind when Southeastern believes it would benefit the Fund, during the last fiscal year it employed forward currency agreements for the purpose of managing its exposure to currency risk, and wrote “covered” calls to seek enhanced returns.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Stock Market Risk. Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the Fund’s price declines and you redeem your shares, you could lose money.

Investment Selection Risk. Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks. As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Non-Diversification Risk. Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks. Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets.

Derivatives Risks. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities, currencies and other traditional investments. To the extent it invests in derivative instruments, the Fund could lose more than the principal amount invested, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A derivative investment may not perform as we expect, may become illiquid and may result in loss if the Fund’s counterparty is unable or unwilling to meet its obligations. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at www.longleafpartners.com or (800) 445-9469.

Average Annual Total Returns
(periods ended 12/31/10)

	1 Year	5 Years	10 Years

Longleaf Partners Fund (net of fees and expenses)
Return Before Taxes	17.89%	1.61%	5.07%
Return After Taxes* on Distributions	17.69	1.08	4.59
Return After Taxes* on Distributions and Sale of Fund Shares	11.63	1.35	4.35

Comparative Index (no deductions for fees, expenses, or taxes)
S&P 500 Index	15.06	2.29	1.41

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

•	O. Mason Hawkins, Chairman of the Board and CEO of Southeastern. Fund manager since 1987.

•	G. Staley Cates, President and CIO of Southeastern. Fund manager since 1994.

Purchase and Sale of Fund Shares

Minimum investment
$10,000 initial purchase
No minimum for additional purchases
Shares of the Fund may be purchased or redeemed any day the New York Stock Exchange is open.

Regular mail instructions: PO Box 9694 Providence, RI 02940-9694	Overnight mail: 4400 Computer Drive Westborough, MA 01581

Telephone requests: (800) 445-9469, option 0

Wire transfers also accepted.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA,
401(k) or other tax advantaged investment plan.

Longleaf Partners Small-Cap Fund
Investment Objective and Policy

Longleaf Partners Small-Cap Fund seeks long-term capital growth. The Fund seeks to achieve this objective by investing primarily in a limited number of small-cap U.S. companies we believe to be significantly undervalued. Current income is not an objective.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Small-Cap Fund.

Transaction Fees and Expenses (sales charges or loads) (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
12b-1 Fees	None
Other Expenses	0.14

Total Annual Fund Operating Expenses	0.93%

Example of Fund Expenses. This example helps compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

1 Year	$95
3 Years	$296
5 Years	$515
10 Years	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.67% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities that we believe meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•	Good price that is 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied over 34 years. We believe purchasing equities at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are considered small cap. The Fund primarily owns common stock but may purchase other types of securities. The Fund may invest up to 30% of assets in non-U.S. securities, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund may purchase and sell (write) put and call options, futures contracts and options on futures contracts, swaps and other similar instruments and may engage in short sales. Although the Fund did not invest significantly in derivative instruments over its last fiscal year, it reserves the right to do so at any time when Southeastern believes it would benefit the Fund.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Definition of Small-Cap. Currently, a company will be considered small cap if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Wilshire US Small-Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time. At March 31, 2011, the top of this range was $6.728 billion.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Stock Market Risk. Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the Fund’s price declines and you redeem your shares, you could lose money.

Investment Selection Risk. Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks. As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Non-Diversification Risk. Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks. Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets.

Small-Cap Risks. Smaller companies may have more limited product lines, markets, and financial resources than larger companies, and to the extent recently established, may have limited or no operating history to evaluate. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Derivatives Risks. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities, currencies and other traditional investments. To the extent it invests in derivative instruments, the Fund could lose more than the principal amount invested, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A derivative investment may not perform as we expect, may become illiquid and may result in loss if the Fund’s counterparty is unable or unwilling to meet its obligations. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at www.longleafpartners.com or (800)445-9469.

Average Annual Total Returns
(for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years

Longleaf Partners Small-Cap Fund (net of fees and expenses)
Return Before Taxes	22.32%	5.20%	9.11%
Return After Taxes* on Distributions	22.15	4.30	7.76
Return After Taxes* on Distributions and Sale of Fund Shares	14.51	4.35	7.62

Comparative Index (reflects no deductions for fees, expenses, or taxes)
Russell 2000 Index	26.85	4.47	6.33

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

•	O. Mason Hawkins, Chairman of the Board and CEO of Southeastern. Fund manager since 1989.

•	G. Staley Cates, President and CIO of Southeastern. Fund manager since 1994.

Purchase and Sale of Fund Shares

Minimum investment
$10,000 initial purchase (closed to new investors)
No minimum for additional purchases
Shares of the Fund may be purchased or redeemed any day the New York Stock Exchange is open.

Regular mail instructions: PO Box 9694 Providence, RI 02940-9694	Overnight mail: 4400 Computer Drive Westborough, MA 01581

Telephone requests: (800) 445-9469, option 0

Wire transfers also accepted.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA,
401(k) or other tax advantaged investment plan.

Longleaf Partners International Fund
Investment Objective and Policy

Longleaf Partners International Fund seeks long-term capital growth. The Fund seeks to achieve this objective by investing primarily in a limited number of international or non-U.S. companies we believe to be significantly undervalued. Current income is not an objective.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the International Fund.

Transaction Fees and Expenses (sales charges or loads) (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
12b-1 Fees	None
Other Expenses	0.18

Total Annual Fund Operating Expenses	1.38%

Example of Fund Expenses. This example helps compare the cost of investing in the International Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

1 Year	$140
3 Years	$437
5 Years	$755
10 Years	$1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.80% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities that we believe meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•	Good price that is 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied over 34 years. We believe purchasing equities at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The International Fund normally invests at least 65% of total assets in the equity securities of international issuers, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund primarily owns common stock but may purchase other types of securities as long as the investment meets our criteria. The Fund may purchase and sell (write) put and call options, futures contracts and options on futures contracts, swaps and other similar instruments and may engage in short sales. Although the Fund reserves the right to invest in derivatives of any kind when Southeastern believes it would benefit the Fund, during the last fiscal year it employed forward currency agreements for the purpose of managing its exposure to currency risk.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Definition of International. A company will generally be considered international if headquartered outside the United States or if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Stock Market Risk. Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the Fund’s price declines and you redeem your shares, you could lose money.

Investment Selection Risk. Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks. As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Non-Diversification Risk. Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks. Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets.

Focused Investment Risks. The Fund does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when the Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Derivatives Risks. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities, currencies and other traditional investments. To the extent it invests in derivative instruments, the Fund could lose more than the principal amount invested, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A derivative investment may not perform as we expect, may become illiquid and may result in loss if the Fund’s counterparty is unable or unwilling to meet its obligations. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at www.longleafpartners.com or (800) 445-9469.

Average Annual Total Returns
(for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years

Longleaf Partners International Fund (net of fees and expenses)
Return Before Taxes	13.69%	2.69%	6.37%
Return After Taxes* on Distributions	13.20	1.83	5.57
Return After Taxes* on Distributions and Sale of Fund Shares	8.90	2.20	5.32

Comparative Index (reflects no deductions for fees or expenses)
MSCI EAFE Index (Net of Dividend Tax Withholding)	7.75	2.46	3.50

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. Southeastern Asset Management International (UK) Ltd. (SAMI UK) and Southeastern Asset Management International (Singapore) Pte. Ltd. (SAMI Singapore) are 100% wholly owned by Southeastern and serve as subadvisers to the Fund. The following serve as portfolio managers:

•	O. Mason Hawkins, Chairman of the Board and CEO of Southeastern. Fund manager since 1998.

•	G. Staley Cates, President and CIO of Southeastern. Fund manager since 1998.

•	T. Scott Cobb, VP-Investments of Southeastern and CEO of SAMI UK. Fund manager since 2010.

•	Ken I. Siazon, VP-Investments of Southeastern and CEO of SAMI Singapore. Fund manager since 2010.

Purchase and Sale of Fund Shares

Minimum investment
$10,000 initial purchase
No minimum for additional purchases

Shares of the Fund may be purchased or redeemed any day the New York Stock Exchange is open.

Regular mail instructions: PO Box 9694 Providence, RI 02940-9694	Overnight mail: 4400 Computer Drive Westborough, MA 01581

Telephone requests: (800) 445-9469, option 0

Wire transfers also accepted.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA,
401(k) or other tax advantaged investment plan.

About The Funds

Governing Principles. The Longleaf Partners Funds represent an investment partnership between all Fund shareholders and the employees and affiliates of the Funds’ manager, Southeastern Asset Management, Inc. (“Southeastern”), who together are the Funds’ largest owners. Southeastern will use its best efforts to apply the following principles to this investment partnership:

•	We will treat your investment in Longleaf as if it were our own.

•	We will remain significant investors with you in Longleaf.

•	We will invest for the long term, while striving to maximize returns and to minimize business, financial, purchasing power, regulatory, and market risks.

•	We will choose our investments based on their discounts from our appraisals of their corporate intrinsic values, and our assessments of their financial strengths, their managements, their competitive positions, and their future earnings potential.

•	We will focus our assets in our best ideas.

•	We will not impose loads or 12b-1 charges on our investment partners.

•	We will consider closing the Funds to new investors if we believe closing would benefit existing shareholders.

•	We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.

Our Philosophy. We are value investors. We view equity investments as ownership in a business enterprise. The Funds seek to achieve superior long-term performance by acquiring equity securities of what we believe are growing, financially sound companies managed by capable, honorable individuals at market prices significantly below our assessment of their business values. We sell stocks when they approach our appraisals. We seek to determine business or intrinsic value through financial analysis and established disciplines which we have consistently applied over 34 years. We believe equities purchased at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and also should appreciate substantially if the market recognizes the company’s economic value.

Process. All of the Longleaf Partners Funds seek long term capital growth and follow the same investment disciplines and appraisal methods. Our analysts, working as a team, seek competitively entrenched companies we believe can enhance their advantages and are operated by trustworthy, capable, shareholder-oriented managers. Generally, when the common stock is available at 60% or less of our conservative appraisals, and when the investment has been qualified, both quantitatively and qualitatively, we purchase a position for the Fund or Funds whose universe most closely fits the company.

How We Achieve Our Investment Objectives

The following section discusses the principal investment strategies we use to achieve each Fund’s objective.

Determining Business or Intrinsic Value. Our research team appraises businesses by studying financial statements, regulatory information, trade publications, and other industry and corporate data, and by talking with corporate management, competitors, and suppliers.

We use two primary methods of appraisal. The first seeks to assess the company’s liquidation value based on the current economic worth of corporate assets and liabilities. The second method seeks to determines the company’s ongoing value based on its ability to generate free cash flow after required capital expenditures and working capital needs. We calculate the present value of the projected free cash flows plus a terminal value, using a conservative discount rate. We believe our appraisal represents the price that informed buyers and sellers would negotiate in an arms length sale. We then check our appraisals against our data base of comparable historic transactions.

Other Investment Criteria. In addition to significant estimated undervaluation, we also look for the following when selecting investments:

•	Good Business. We look for businesses that possess, in our opinion, a number of qualities. First, we must be able to understand both the fundamentals and the economics of a business. Second, a strong balance sheet helps protect a company during slow economic times and enables a business to seize opportunities when they arise. Third, a sustainable competitive advantage in market share, dominant brands, cost structure, or other areas, helps ensure the strength and growth of a company. Fourth, a business must be able to generate and grow free cash flow from operations. Finally, pricing power enables a company to pass cost increases to consumers rather than absorbing them in lower margins.

•	Good People. We look for businesses whose managements possess, in our opinion, four primary qualities. They should be capable operators who can run the business profitably. They should be capable capital allocators who will build shareholder value through wisely reinvesting the free cash flow that the business generates. They should be shareholder oriented in their actions and decisions. They should have the proper incentives with much of their net worth tied to the company’s results.

Although a company may not meet all the investment criteria above, we must believe that significant unrealized value is present before making an investment.

Allocation of Investment Ideas. When a company qualifies for purchase, we generally allocate small-cap stocks to the Small-Cap Fund, non-U.S. names to the International Fund, and mid and large-cap stocks to the Partners Fund, although more than one Fund may own a single security. For example, an overseas company might be in both the International Fund and Partners Fund. If the Fund most closely aligned with a security is fully invested or otherwise unable to buy a position, another Fund (subject to its own investment policies and guidelines) might purchase that security.

How Companies May Reach Intrinsic Value. We generally sell a holding when its market price reaches our appraisal. Undervalued businesses may reach our estimate of their intrinsic worth in several ways.

•	Market Realization. Over time the market may recognize the business’s true value. As companies with strong management and true earnings power report better earnings, the price of the stock generally rises.

•	Mergers and Acquisitions. Undervalued companies often attract acquirors, or large owners may seek a buyer.

•	Management Buy-Outs. Corporate management may obtain funding to buy out shareholders and take the company private.

•	Liquidations. A company may partially or fully liquidate its assets or operations through spin-offs of subsidiaries or sales of a portion of the business.

•	Share Repurchase Programs. When a company’s stock is undervalued, repurchasing outstanding shares increases value per share. If repurchasing shares is the capital allocation choice with the highest return, management can grow the value of the business and shrink the number of owners sharing the returns.

Portfolio Turnover. We are long-term owners, not traders or speculators. Generally, our time horizon when purchasing a company is five or more years. We will generally hold the stock as long as we believe a margin of safety exists between price and value, and we remain confident in management’s ability to create additional value.

Annual portfolio turnover for the past three years has ranged from approximately 15% to approximately 44% across the Funds. There are no limits on portfolio turnover, however, and we sell portfolio holdings whenever we believe that sales would benefit Fund shareholders.

Other Investments. All Funds may invest a portion of assets in cash equivalents and, as a non principal strategy, a wide variety of securities other than common stock including convertibles, preferred stock, debt securities, private placements, warrants, puts, calls, options, short sales, swaps, futures, and combinations of these instruments.

Cash Reserves. Normally, cash reserves and money market instruments do not exceed 15% of net assets. If, however, we have difficulty finding attractive investments, require cash to meet expected liquidity needs or otherwise believe it would benefit a Fund, all or any portion of Fund assets may be held in cash reserves. As a result, there may be periods when the percentage of securities qualifying as “small cap” or “international” fall below the normal levels described in the investment policies of the Small-Cap and International Funds. Holding cash reserves can penalize short-term performance in rising markets, but during market declines cash may allows us to purchase securities at discounted prices. Previously when cash has risen to over 20% for a prolonged period and inflows have continued to increase, we generally have closed the affected Funds. While we may hold any portion of assets in cash reserves for temporary defensive purposes during adverse market, economic or political conditions, we believe such conditions generally create opportunities for us to put excess cash to work.

Risks of Investing

The principal risks of investing in the Longleaf Partners Funds include the following:

Stock Market Risk. Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the Fund’s price declines and you redeem your shares, you could lose money.

Investment Selection Risk. Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks. As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Non-Diversification Risk. Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks. Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity. In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations. Non-U.S. investment risks may be more pronounced in emerging markets.

Small-Cap Risks. Particularly with respect to the Small-Cap Fund, smaller companies may have more limited product lines, markets, and financial resources than larger companies, and to the extent recently established, may have limited or no operating history to evaluate. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Focused Geographic Risks. Particularly with respect to the International Fund, Longleaf does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when a Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Other risks include the following:

Puts, Calls, Options, Short Sales, Swaps and Financial Futures. The Funds may invest selectively in a wide variety of put and call options, futures, swaps, combinations of these techniques, and in other similar financial instruments and may engage in short sales. Generally, these investments or techniques are used for hedging purposes, to increase returns, or as an alternative to owning the underlying security. These techniques have risks. Gains on investments in options and futures and on short sales depend on correctly predicting the direction of stock prices, interest rates, and other economic factors. If these instruments do not perform as we anticipate, or if a Fund were not able to close out its position, a significant loss could occur. With respect to swaps and other derivative contracts, the Funds also bear the risk of loss of the amount expected to be received under the contract in the event of default or bankruptcy of a derivative counterparty. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks or that, if used, such strategies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Funds’ participation in derivatives transactions.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, restricted and illiquid securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Particularly with respect to small-cap issuers, we may take relatively large ownership positions, and may purchase the same security for the Funds and for Southeastern’s other clients. Depending on market and trading conditions, disposing of such holdings could be more difficult (i.e., at a lower price or with greater delay than desired) than if Southeastern owned a smaller amount. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Each Fund may hold up to 15% of its net assets in securities that cannot be sold within seven business days at approximately the price at which the Fund has valued them. Restricted or non-registered securities may be sold only in privately negotiated transactions or in limited amounts under other exemptions. A Fund might have to pay the registration expenses to sell such a position.

Bonds and Fixed Income Securities. The Funds may invest up to 15% of assets (at the time of purchase) in both investment and non investment grade corporate and governmental bonds. A Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. High yield or non-investment grade bonds (also known as “junk bonds”) have higher credit risk than investment grade securities. Fixed income securities are also subject to interest rate risk, which is the risk that they will decline in value because of changes in interest rates.

More detailed information on investments and investment techniques appears in the Statement of Additional Information.

Shareholder Manual

Investment Adviser. Southeastern Asset Management, Inc. (“Southeastern”) is the Funds’ investment adviser. Formed in 1975, the firm has over 34 years of experience managing securities portfolios for institutional investors and individuals. Located in Memphis, Tennessee, Southeastern managed more than $34.6 billion in private account and mutual fund assets at December 31, 2010.

Southeastern Asset Management International (UK) Ltd. (“Southeastern UK”), located at 37 Upper Brook Street, London, UK, W1K7QL, is a UK limited company 100% wholly owned by Southeastern. Southeastern UK serves as an investment subadviser to provide international research and client services. Southeastern Asset Management International (Singapore) Pte. Ltd. (Southeastern Singapore), located at 501 Orchard Road #05-10, Wheelock Place, Singapore, is a Singapore limited company 100% wholly owned by Southeastern, and provides fund management as a subadviser. Southeastern UK and Southeastern Singapore were formed with existing employees of Southeastern and began operation in November 2007, and December 2009, respectively, after receiving regulatory authorization. Southeastern pays all fees associated with Southeastern UK and Singapore, and Southeastern remains the party responsible for managing the Funds. Appointment of Southeastern UK and Singapore will not change the nature or level of service received by each of the Funds.

Code of Ethics. To align our interests with those of shareholders and prevent conflicts of interest, our Code of Ethics requires all employees to limit their investments in publicly offered equity securities to shares of the Longleaf Partners Funds, unless granted prior clearance for other securities transactions. Employees must report their personal securities transactions quarterly. Any material violation of the Code of Ethics is reported to the Boards of the Funds. The Boards also review the administration of the Code of Ethics annually, and Trustees must obtain clearance before making purchases of publicly offered equity securities to avoid conflicts of interest. The Code of Ethics also prohibits market timing and selective disclosure of portfolio holdings.

Disclosure of Portfolio Holdings. The Funds’ policies and procedures related to disclosing Fund portfolio securities are included in the Statement of Additional Information, which is available without charge upon request by calling (800) 445-9469, option 1, or by visiting our website, www.longleafpartners.com.

Management Services. Southeastern manages the securities portfolios of the three Longleaf Partners Funds under an Investment Counsel Agreement initially effective in 1987. Southeastern also serves as Fund Administrator, providing administrative, business, legal and compliance services. The Funds are responsible for payment of all direct operating expenses, such as custodian and transfer agent fees, Trustees’ fees, professional fees of outside lawyers and accounting firms, registration fees, trade association dues, printing, postage, insurance premiums, costs of outside pricing vendors, and the costs of computer programs dedicated to Fund operations.

Advisory and Administration Fees. The Funds paid Southeastern the following annual fees as a percentage of average net assets for the services rendered:

	Investment Counsel Fee		Administration Fee
	Stated Fee	Actual 2010 Fee	Actual 2010 Fee

Partners Fund	1.00% on first $400 million in average net assets; 0.75% on balance	0.76%	0.10%

Small-Cap Fund	1.00% on first $400 million in average net assets; 0.75% on balance	0.79%	0.10%

International Fund	1.20% on first $2.5 billion in average net assets; 1.00% on balance	1.20%	0.10%

A discussion of factors considered by the Boards of Trustees in electing to renew the Investment Counsel and Fund Administration Agreements with Southeastern is contained in Longleaf’s Annual Report, which is available without charge upon request by calling (800) 445-9469, option 1, or by visiting our website, www.longleafpartners.com.

Portfolio Managers. The individuals identified as portfolio managers are senior members of Southeastern’s research team, which is responsible for stock selection. Portfolio managers oversee the structuring of portfolios for consistency with Fund guidelines and regulatory requirements. The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager, and each portfolio manager’s ownership of Fund securities.

Name, Title, and Years	Fund Portfolio
with Southeastern	Responsibility	Funds

O. Mason Hawkins

Chairman of the Board and C.E.O. Since 1975	Co-Portfolio Manager	All

G. Staley Cates

President and CIO Since 1986	Co-Portfolio Manager	All

T. Scott Cobb

Vice President - Investments Since 2006 Chief Executive Officer, Southeastern Asset Management International (UK) Ltd. Since 2009	Co-Portfolio Manager	International Fund

Ken I. Siazon

Vice President - Investments Since 2006 Chief Executive Officer, Southeastern Asset Management International (Singapore) Pte. Ltd. Since 2009	Co-Portfolio Manager	International Fund

Team Approach. Day-to-day management of portfolios is a team effort, requiring the involvement of Southeastern’s full research staff as well as administrative support. Regarding research, Southeastern believes that each of its clients, including the Longleaf Partners Funds, should have the full benefit of Southeastern’s skill and experience. Each analyst is a generalist, charged with producing ideas for any portfolio in any industry or country. Once an idea is generated, it faces the scrutiny of the full research team, and must qualify under Southeastern’s strict investment criteria. This team approach reinforces Southeastern’s disciplines, as it requires each team member to participate in the analysis and evaluation of every analyst’s ideas. Once an idea has qualified for investment, the research team decides the Funds and/or categories of accounts for which an investment is appropriate.

To monitor individual client guidelines, regulatory requirements, cash movements, and progress regarding purchases and sales of securities, portfolio managers work closely with Southeastern’s trading, legal, accounting, compliance, and client service functions. Portfolio managers receive routine reports from each of these departments to facilitate day-to-day management of portfolios, and to ensure that investment decisions are consistent with client mandates and regulatory requirements.

Fund Operations. Each Fund has a separate Board of Trustees which oversees all operations of the particular Fund. The same Trustees serve all three Funds. 75% of the Trustees are independent of and not affiliated with Southeastern. The investment and administrative functions for each Fund are performed or supervised by the officers and employees of Southeastern under investment advisory and fund administration agreements with each of the Funds. Information on employment experience and educational backgrounds of the Funds’ Trustees appears in the Statement of Additional Information.

General Information

Funds Closed to New Investors. The Small-Cap Fund is closed to new shareholders unless you meet one of the exceptions outlined on page 22. The Funds are not for offer or sale in jurisdictions outside the United States where such offer or sale would not be lawful.

Minimum Initial Investment. The minimum initial investment for each account is $10,000. Exceptions to the investment minimum are outlined on page 22. Other than our $100 minimum for automatic monthly investment plans, there is no minimum amount required for subsequent investments. All purchases are subject to acceptance, and we may reject purchases to protect other shareholders.

Transfer Agent. BNY Mellon Asset Servicing (US) Inc. (“BNY Mellon”), of Westborough, Massachusetts, handles all shareholder purchases, redemptions and account changes. Please direct your requests and questions about your account to BNY Mellon at (800) 445-9469, option 0. Southeastern Asset Management, Inc. (“Southeastern”) does not process transactions and will forward any account maintenance correspondence and transaction instructions received in Memphis to BNY Mellon. These items will be processed when they are received by BNY Mellon.

Account Access Information. You may obtain personal account information on the Funds’ website, www.longleafpartners.com, by calling our automated information line, (800) 445-9469, option 3, or by calling our shareholder services associates at (800) 445-9469, option 0.

Market Timing and Short-term Trading. The Funds do not knowingly permit short-term trading or market-timing. The Funds are intended for long-term investors. Frequent trading into or out of a Fund may harm the Fund’s performance by disrupting portfolio management strategies, by increasing expenses or by diluting the value of fund shares held by long-term shareholders. Accordingly, if you engage in short-term trading of Fund shares (whether you hold Longleaf directly or through an intermediary) a Fund may suspend or terminate your ability to make further purchases.

The Funds’ Trustees have established policies and procedures designed to reduce the impact of excessive trading and market timing on the Funds. These procedures require monitoring the trading activity of the Funds on a regular basis and the use of fair value pricing. Longleaf, in its sole discretion, may consider it a violation of the excessive trading policy if you sell shares within 30 days of a purchase or enter into a series of transactions indicative of an excessive trading pattern. In such instances, the Funds may temporarily or permanently bar your future purchases in that Fund or all the Funds. A Fund may consider a shareholder’s history in any Fund, including trading history in other accounts under common ownership or control, in determining whether to stop purchases on an account.

In addition, Longleaf discourages short-term speculators by reviewing trading activity for substantial redemptions or exchanges within six months of purchase. Substantial redemptions or exchanges within six months of purchase may result in the rejection of future purchases in that Fund or all the Funds within the next six months. The determination of what is “substantial” is made solely by Longleaf. Thus, even if you are not a literal “market timer” trying to take advantage of time zone differences and potential pricing inefficiencies, if your investment horizon is not long term (at least six months), then you should not buy shares of a Longleaf Fund.

Certain non-discretionary transactions (such as routine monthly investment or withdrawal) and exceptional circumstances (such as medical emergency, other hardship) may fall outside Longleaf’s short-term trading prohibitions, but Longleaf will make such determinations in its sole discretion, and reserves the right to reject any purchase to protect long-term shareholders. The Trustees may alter these policies and procedures without prior notice to shareholders.

Fair Value Pricing. The Board of Trustees has adopted procedures to fair value each Fund’s securities when market prices are not “readily available” or are unreliable (see How Fund Shares are Priced). For example, a Fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by company news or any other events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each Fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a Fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to ensure that the prices at which the Fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. Each Fund makes fair value determinations in good faith in accordance with the Fund’s valuation procedures, but there is a risk that the fair value may be higher or lower than the value a Fund would have received if it had sold the security.

Trade Activity Monitoring. The Funds monitor trading activity on a daily basis for transactions that violate our short-term trading policies. We may restrict any account whose pattern of trading activity appears to be inconsistent with long-term shareholder interests, and a single transaction that violates our policies, if detected, could result in placement of a restriction on your account. Certain non-discretionary transactions (such as routine monthly investment or withdrawal) and exceptional circumstances (such as medical emergency, other hardship) may fall outside Longleaf’s short-term trading prohibitions, but Longleaf will make such determinations in its sole discretion, and reserves the right to reject any purchase to protect long-term shareholders.

Intermediaries. While Longleaf monitors for frequent trading activity and will not knowingly permit such activity in the Funds, certain accounts sometimes referred to as omnibus accounts include multiple investors whose transactions are netted against one another before an order is placed with the Funds. The netting effect in these accounts makes identifying and eliminating market-timers more difficult. Pursuant to SEC Rule 22c-2, the Funds have made contractual arrangements with intermediaries to require cooperation to help stop frequent trading, but it is possible frequent trading may still occur in these accounts. Where it appears that frequent trading activity may be occurring in an omnibus account, Longleaf will work with intermediaries to stop frequent trading, and reserves the right to impose restrictions on individual traders in omnibus accounts, or the entire account, if an intermediary is not effective in policing timing activity.

Redemption Fee. Despite our efforts to stop frequent trading, it may still occur. If deemed necessary or appropriate by the Funds’ Trustees, Longleaf may impose a redemption fee (payable to the Funds) to deter short-term speculators and market timers. Shareholders will be provided advance notice and a supplement to this Prospectus if the Funds choose to impose a redemption fee.

Anti-Money Laundering Regulations. As part of the Funds’ legal responsibility for the prevention of money laundering, Southeastern and the Funds’ service providers require a detailed verification of the identity of shareholders, and individuals with authority or control over an account opened by entities such as corporations, partnerships, and trusts.

Prior to an account being opened, the Funds must have certain information such as name, street address, date of birth, and U.S. taxpayer identification number (the “Identifying Information”). In the case of an account opened by an entity, we also require copies of certain organizational documents.

A delay or failure to produce the Identifying Information or required documentation will render the application “not in good order,” and no purchase will be allowed until the requested information has been received. When the Identifying Information or documentation has been supplied and the application is in good order, the Funds will process the application and initiate procedures to verify the shareholder’s identity. If the Funds cannot verify a shareholder’s identity, further purchases will be disallowed and that account may be closed. If the account is closed, the shareholder will receive proceeds based on the next calculated net asset value of the Fund(s) in which the shareholder invested. The Funds, by written notice to a shareholder, may suspend the payment of withdrawal proceeds if necessary to comply with anti-money laundering regulations applicable to the Funds, Southeastern or any of the Funds’ service providers. In addition, the Funds will share the identity of shareholders with federal regulators if required to do so by law and may report a failure to verify a shareholder’s identity with federal authorities in accordance with applicable law. The Funds, Southeastern, and the Funds’ service providers reserve the right to implement additional policies and procedures to detect and prevent money laundering.

Privacy Of Personal Information

The Longleaf Partners Funds collect nonpublic personal information about our shareholders from the following sources:

•	Information on applications or other forms, such as name, address, age, and social security number; and

•	Information about Longleaf transactions, such as purchase and redemption activity and account balances.

We restrict access to nonpublic personal information to service providers involved in administering and servicing Longleaf accounts. Otherwise, we do not disclose nonpublic personal information about our present or former shareholders to third parties, except as permitted by law. We and our service providers maintain physical, electronic and procedural safeguards in accord with federal regulations to protect the nonpublic personal information of Longleaf shareholders.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with non-affiliated third parties.

How To Open A New Account

Checks and wire transfers for investments received by the transfer agent in good order before the close of the New York Stock Exchange are processed at that day’s closing price. Investments received after the close of the Exchange are priced at the next business day’s closing price.

The Funds cannot accept post dated checks, third party checks, money orders, credit card convenience checks, or checks drawn on a non-U.S. bank, nor can the Funds hold investments to be processed at a later date. Cashiers checks must include the shareholder’s name.

By Check:

•	Complete and sign the application. Be sure to provide all data labeled “REQUIRED.”

•	Make check payable to “Longleaf Partners Funds.”

•	Indicate on account application and check the amount to be invested in each Fund.

•	Send application and initial investment to:

By regular mail: Longleaf Partners Funds P. O. Box 9694 Providence, RI 02940-9694	By express mail or overnight courier: Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800) 445-9469

Items delivered to the P.O. Box are not deemed “received” until they arrive at BNY Mellon for processing. Time critical items requiring proof of receipt should be sent to the Westborough, MA address.

By Wire Transfer:

•	Call the Funds at (800) 445-9469 (option 0) to obtain information on establishing a new account.

•	After providing the original application and all required documentation in good order, you will be provided with a new account number.

•	Using your new account number, instruct your bank to wire funds as follows:

BNY Mellon
Pittsburgh, PA
ABA #031000053
BNY Account: 8606905185
Identify the Fund:
  A07 PF 133 – Partners
  A07 SC 134 – Small-Cap
  A07 IN 136 – International
For credit to: (your name as account is registered)
Shareholder account #: (your account number)

•	BNY Mellon will not process wire transfers without a Fund identifier and shareholder account number. If your instructions are not in good order, your purchase may be delayed or your wire may be returned.

Individual Retirement Accounts. Please request an IRA Application Kit to open a Traditional IRA, Roth IRA or SEP. The kit contains an explanation of tax considerations, information on the Trustee, and instructions for opening your retirement account. The minimum initial investment for an IRA account is $10,000. The minimum is usually satisfied primarily by transferring funds from an existing IRA or qualified retirement plan.

Additional Investments

There is no minimum required for subsequent investments, unless you have requested automatic monthly investment, for which the minimum is $100.

By Check. Send your check with the remittance stub from your account statement or with an instruction letter to our transfer agent, BNY Mellon. Your communication must contain name, address, and account number. Designate on your check and remittance stub the particular Fund(s) in which you are investing. The Funds cannot accept post dated checks, third party checks, money orders, credit card convenience checks or checks drawn on a non-U.S. bank.

By Wire Transfer. Follow the wire instructions shown previously. Be sure to include your Fund and Account number on your wire.

By Telephone and Electronic Transfer. You may establish electronic transfer capabilities on your account application or by sending written instructions to our transfer agent. You must include a voided check.

You may purchase shares of the Funds by calling the transfer agent at (800) 445-9469, option 0, to initiate an electronic transfer from your bank account. Electronic transfers can only be made from bank checking accounts and not from

Money Market Funds or other financial accounts. Your purchase price will be the net asset value next determined following receipt by the Fund of your telephone purchase request in good order. An electronic transfer may take up to three business days to settle and be considered in good order. Your initial investment cannot be made by electronic transfer.

By Automatic Monthly Investment. You may establish an automatic monthly investment of $100 or more by completing the designated section on your account application or by sending written instructions with a Medallion Signature Guarantee to our transfer agent. You must include a voided check with your request. We do not charge a fee for this service. Consult your banking institution about any fees that it may charge. Electronic transfers can only be made from bank checking accounts and not from Money Market Funds or other financial accounts. Transfers will occur on the business day on or about the 21st of each month. You can stop or change the amount of your automatic monthly investment by calling us at (800) 445-9469, option 0. If stopped, you can restart your monthly investment by calling us at (800) 445-9469, option 0, within 6 months of the time your automatic investment was stopped. You must send written instructions to make other changes to your automatic investment or to restart your automatic investment if it has been stopped for more than 6 months.

Certificates. If you would like to receive Fund share certificates for your investments, you must send a written request to our transfer agent. Your certificates will not be issued until 15 days after your purchase unless the shares were purchased through a wire transfer. You cannot redeem certificated shares until the certificates have been returned to the transfer agent. If you lose your certificates, you will need to purchase a lost certificate surety bond.

Returned Checks or Rejected Transfers. You are responsible for any expenses or losses incurred by the Funds if your check is returned or your electronic transfer order is rejected by your bank for any reason, including insufficient funds or a stop payment request. These expenses and losses include additional custodial and transfer agent fees as well as any loss the Funds incur on the cancellation of the shares issued for your account. If you are an existing shareholder, the Funds may collect these losses by redeeming the necessary amount from your account and may reject future purchases.

Exceptions To Investment Minimum And Closed Funds

Prior Approval for Exceptions. Approval for exceptions must be obtained by calling Southeastern at (901) 761-2474 prior to making your investment. We reserve the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Exceptions to $10,000 Investment Minimum. The following investors may open a new account in any open Fund with an initial investment of less than $10,000:

•	Family members of shareholders who have at least $250,000 invested in one of the Longleaf Partners Funds may open one or more accounts in the same Fund for a $5,000 initial investment.

•	Employees of Southeastern and their family members and employees of Longleaf service providers may open new accounts with a $1,000 initial investment.

Closed Fund Exceptions. The Small-Cap Fund closed to new investors on July 31, 1997. The following investors may open new accounts in a closed Fund for an initial investment of $10,000 if approved by Southeastern:

•	Existing shareholders in a closed Fund and their immediate family members may open accounts in the same Fund. For this purpose, an immediate family member is your spouse or minor child.

•	Individual financial advisors and consultants who have maintained accounts in a closed Fund since its closing date may add new clients to that Fund.

•	Institutions and affiliates of institutions having a strategic investment advisory relationship with Southeastern.

•	Employees of Southeastern and their family members and employees of Longleaf service providers may open new accounts.

If you redeem your account in a closed Fund below the minimum initial investment amount of $10,000, you will not be allowed to make further investments unless that Fund reopens.

How To Redeem Shares

You may withdraw any portion of your account in a share or dollar amount at any time. We will send your redemption proceeds within one week of receipt of your redemption request in good order. To allow the Fund to plan for large redemptions in an orderly manner, we request that you notify us of anticipated redemptions of $1,000,000 or more at least 5 business days before sending the formal redemption request. We must have received a completed and signed account application or W-9 form before releasing your redemption proceeds.

Redemption and Exchanges By Telephone. Investors who have established telephone redemption and exchange privileges may redeem or make exchanges of up to $100,000 per Fund over the telephone. Telephone redemptions may not be made from IRA accounts. Accounts with address change requests within the last 30 days must submit written redemption instructions with a Medallion Signature Guarantee. The following procedures are applicable:

•	You may establish telephone redemption and exchange privileges when completing the account application or you may request the service by sending a written request to our Transfer Agent.

•	Call (800) 445-9469, option 0, if you have established telephone redemption and exchange privileges on your account.

•	Exchanges into new accounts must meet the $10,000 minimum and any closed fund exceptions.

•	Proceeds of redemptions will be sent only to the address of record or in accordance with previously established bank instructions.

•	Telephonic orders completed before the close of the New York Stock Exchange receive that day’s price.

•	Telephonic orders completed after the close of the New York Stock Exchange receive the next business day’s price.

•	The Funds may not hold a redemption request to be processed at a later date.

Please retain the confirmation number assigned to your telephone redemption or exchange as proof of your trade. You cannot change or cancel a telephone redemption or exchange request after the transaction has been processed. The transfer agent employs reasonable procedures to confirm that instructions received by telephone are genuine. When these procedures are followed, the Funds and the transfer agent are not liable for losses caused by such instructions. The Fund reserves the right to revise or terminate telephone redemption and exchange privileges at any time.

Redemptions By Letter. The following information must be included in a redemption request:

•	Your account number;

•	Fund identification:
A07 PF 133 – Partners
A07 SC 134 – Small-Cap
A07 IN 136 – International

•	The amount of the redemption, specified in either dollars or shares;

•	The signatures of all owners, exactly as they are registered on the account;

•	Medallion Signature Guarantees are required under certain circumstances. In addition, your Medallion Signature Guarantees must have the appropriate “prefix” covering the amount of your redemption request. Please see page 24 for additional information regarding Medallion Signature Guarantees. If your Medallion Signature Guarantee is not in good order, your transaction will be delayed;

•	Fund Certificates, if any have been issued for the shares being redeemed;

•	Other supporting legal documents that may be required in cases of estates, corporations, trusts and certain other accounts.

Please call our transfer agent at (800) 445-9469, option 0, if you have questions about these requirements.

Redemption requests and required documentation should be sent as follows:

By regular mail: Longleaf Partners Funds P.O. Box 9694 Providence, RI 02940-9694	By express mail or overnight courier: Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800) 445-9469

Items delivered to the P.O. Box are not deemed “received” until they arrive at BNY Mellon for processing. Time critical items requiring proof of receipt should be sent to the Pawtucket, RI address.

Distributions and transfers from IRA accounts are subject to additional requirements. Please obtain our “Retirement Account Distribution Form,” “IRA Transfer & Conversion Form,” or consult your tax advisor when redeeming from your retirement account.

Automatic Withdrawals. You may establish automatic withdrawals from your account by sending written instructions to the transfer agent. You may request withdrawals monthly, quarterly, semi-annually or annually. Withdrawals will be processed on or about the 21st day of the month they are scheduled to occur. You can stop or change the amount of your automatic withdrawal by calling us at (800) 445-9469, option 0. If stopped, you can restart your automatic withdrawal by calling us at (800) 445-9469, option 0, within 6 months of the time your systematic withdrawal was stopped. You must send written instructions to make other changes or to restart these withdrawals if it has been stopped for more than 6 months.

Collected Funds. Whether you are redeeming by telephone or in writing, the Funds must have received payment for the shares you are redeeming. The transfer agent will send payment for the amount of your redemption covered by collected funds. Any portion of a redemption request not covered by collected funds may be delayed for up to 15 days from the date of purchase, or until your check has cleared, to ensure that collected funds have been received.

Redemption Price and Fees. Your redemption price will be the net asset value per share at the next market close after the receipt of your redemption request in good order. The redemption price may be more or less than the shares’ original cost. If deemed necessary or appropriate by the Funds’ Trustees, Longleaf reserves the right to impose a redemption fee (payable to the Funds) to deter short-term speculators and market timers.

Account Changes. You may change the address on your account by calling us at (800) 445-9469, option 0, or while accessing your account information on our website at www.longleafpartners.com, or by sending a written request to our transfer agent, BNY Mellon. Other changes to your account registration or account privileges must be made in writing.

Medallion Signature Guarantee. A Medallion Signature Guarantee is required when:

•	You are redeeming more than $100,000 or are requesting a transfer or exchange of more than $100,000 (not including direct IRA transfers) from any Fund.

•	You are requesting changes to the ownership of an account, such as removing a joint owner, if the account has a value of more than $100,000.

•	You are redeeming within 30 days of a change to your account address.

•	You are requesting that a redemption be sent to an address or bank instructions other than those already established for your account.

•	You are requesting a redemption check be made payable to someone other than the registered account owner (not including direct IRA transfers).

There may be circumstances in addition to those listed above that require a Medallion Signature Guarantee. Please contact us at (800) 445-9469, option 0, if you have questions regarding these requirements.

Acceptable medallion guarantees may be obtained from banks, brokerage firms or other institutions that are members of either the Securities Transfer Association Medallion Signature Program (STAMP), the New York Stock Exchange Medallion Signature Program (MSP), or the Stock Exchange Medallion Program (SEMP). The guarantee must be in original form, as photocopies or fax copies are not accepted. The surety bond coverage of the Medallion Signature Guarantee on your request must be equal to, or greater than, the value of the requested transaction, and the guarantee must have unlimited effectiveness. Notarization is not an acceptable Medallion Signature Guarantee. If your Medallion Signature Guarantee is not in good order, your transaction will be delayed.

Confirmations and Reports. If you invest directly with the Funds, you will receive a confirmation statement after each account transaction and a balance statement at the end of each calendar quarter. Please review your statement for accuracy and report any discrepancies to our transfer agent promptly. You will also receive tax documentation as required by the IRS. We publish quarterly, semi-annual and audited annual reports containing information on each Fund’s portfolio of investments, generally 45 days after the end of each quarter. These reports are mailed to shareholders and are available on the Funds’ website at www.longleafpartners.com, or by calling us at (800) 445-9469, option 1.

Important Notice Regarding Delivery of Shareholder Documents. When the Funds send financial reports, prospectuses and other regulatory materials to shareholders, we reduce the volume of mail you receive by sending one copy of these documents to two or more shareholders who share the same address. Should you wish to receive individual copies of materials, please contact us at (800) 445-9469. Once we have received your instructions, you will begin receiving individual copies within 30 days. If you do not want to receive your quarterly statement, reports, prospectus or transaction confirmations by regular mail, you may elect the electronic delivery option on your account at www.longleafpartners.com.

Purchases and Redemptions Through Brokerage Firms and Other Authorized Intermediaries. You may purchase and redeem shares of the Funds through brokerage firms and other authorized institutions that have agreements with the Funds. Some firms charge transaction fees for their services. If you invest through an authorized firm, you must follow that firm’s procedures for buying and selling shares. If a particular firm allows you to invest below Longleaf’s minimum, and you subsequently decide to hold directly with Longleaf, you must bring your account up to Longleaf’s $10,000 minimum, or you will be forced to redeem your shares. The firm may designate other organizations to accept purchase and redemption orders on behalf of their clients. If the firm submits trades to the Fund in accordance with the Funds’ trading agreement, the Funds will use the time of day when the firm or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The brokerage firm or other authorized institution has the responsibility of sending prospectuses, financial reports, statements, and tax forms to its clients.

Broker/Dealer and Institutional Investments. Upon execution of formal trading agreements, the Funds will accept trade orders from members of the Financial Industry Regulatory Authority (FINRA) or other institutional investors. The Funds offer telephone and automated trading through our transfer agent. Institutional investors may also establish pre-authorized fax redemption privileges. Please contact Southeastern at (901)761-2474 to obtain more information about these trading options.

Full payment for all purchases must be received within one day of the trade date. The entity initiating the trade order will be responsible for any loss that results from non-settlement. All purchase minimums and other requirements outlined in the trade order agreements must be followed to remain in good standing. The Funds may withdraw trading privileges at any time if it is in their best interests.

Payment of Redemptions Exceeding $250,000. The Longleaf Partners Funds have made an election to pay in cash the first $250,000 of any shareholder’s redemptions during any 90 day period. For omnibus accounts of brokers, this commitment applies to each separate shareholder rather than to the omnibus account as a whole. As allowed by Rule 18f-1, we reserve the right to pay the balance of any redemptions exceeding $250,000 by distributing portfolio securities rather than cash. We may elect to exercise this right for any reason. If securities in lieu of cash are distributed to you, you will need a brokerage account in which to receive the securities, you will incur brokerage commissions when selling the securities, and the securities will be subject to prevailing market prices at the time of sale.

How Fund Shares Are Priced

The price at which you buy or sell your Fund shares is referred to as their net asset value or “NAV.” Southeastern has engaged BNY Mellon to calculate each Fund’s NAV. NAV is calculated by dividing the total value of a Fund’s assets less its liabilities by the number of shares outstanding. NAV is determined once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends.

The values of the Funds’ investments are based on their market values. Securities listed or traded on a securities exchange (U.S. or non-U.S.), on the NASDAQ national market, or on any representative quotation system providing same day publication of actual prices are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s closing price. In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. When market quotations are not readily available, portfolio securities are valued in good faith by and under the general supervision of the Funds’ Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Non-U.S. securities are usually priced at the latest market close in the non-U.S. market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the non-U.S. market and normal pricing at the close of the New York Stock Exchange, the non-U.S. securities may be priced at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

Because the Funds are closed on days that non-U.S. markets may be open, the prices of non-U.S. holdings may change on days when investors do not have access to the Funds.

The Statement of Additional Information, which is a separate document, contains more information on how portfolio securities are priced.

Dividends and Distributions

We intend to qualify for favorable tax treatment under the federal Internal Revenue Code by satisfying the Internal Revenue Code diversification standards and by distributing to shareholders essentially all investment income and realized capital gains. The Funds’ investment income, comprised primarily of dividends on portfolio securities and interest from cash equivalents or bonds, is usually distributed in late December. Realized capital gains for the 12 months ended October 31 are usually distributed in November. Your income dividends and capital gains distributions will be reinvested in additional shares of the Funds unless you have chosen to receive them in cash. If you make an investment shortly before a dividend is declared, you will be taxed on the full dividend in the same manner as shareholders who have owned shares throughout the year.

We discourage redemptions to avoid taxable distributions. This practice can be disruptive to a Fund’s investment strategy and places a greater portion of a Fund’s tax burden on remaining shareholders. To the extent we identify this type of activity, we may place your account on “sell only” status and will disallow future purchases. The identification of such trading activity involves judgments that are inherently subjective and our efforts to discourage this behavior cannot eliminate the possibility that the trading activity will occur.

Dividends and Capital Gains paid in cash can only be sent to your address of record or to existing bank instructions on your account. You may choose to change your election to have your distributions paid in cash or reinvested by calling us at (800) 445-9469, option 0.

Taxes

This tax information is general and refers to current federal income tax provisions. These provisions may change after publication of this Prospectus. We urge you to consult your own tax adviser about the status of distributions and redemptions as applied to your personal situation.

Taxes on Income Dividends and Capital Gains Distributions. Generally, the Funds are not taxed on dividends and capital gains distributed to shareholders. Unless your account is a tax advantaged account such as an Individual Retirement Account or you are a tax exempt organization, you are responsible for paying federal and possibly state income taxes on any dividends and capital gains distributions you receive, even if you reinvest your distribution in additional shares of the Funds. Fund dividends from net investment income and short-term capital gains are taxed at your ordinary income tax rate, except that “qualified dividend income” of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates. Distributions of net realized long-term capital gains from securities held by the Funds for more than one year are taxed at your applicable capital gains rate. IRS Form 1099-DIV, mailed to you after December 31, will report the federal tax category of these distributions.

Taxes on Sales of Fund Shares. If you redeem any Fund shares or if you exchange shares between Funds, the transaction is taxable and you may realize a capital gain or loss. The amount of the gain or loss is the difference between your tax basis and the amount received. The gain or loss is long-term for shares you have held for more than one year, and is short-term for shares held one year or less. You are responsible for reporting and paying any federal or state taxes which may be due.

Withholding. Federal law requires the Funds to withhold a portion of distributions and proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to withholding. These certifications must be made on your application or on Form W-9, which may be requested from our transfer agent.

Non-U.S. Taxes. A Fund’s investments in non-U.S. securities may be subject to non-U.S. taxes, which can decrease the Fund’s return on those securities. If more than 50% of a Fund’s assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to elect to “pass through” to you non-U.S. taxes that it pays, such that you will be required to include your share of such taxes in income, and will generally be allowed to claim a credit or deduction in respect of such taxes for U.S. federal income tax purposes.

The Statement of Additional Information contains more information about tax issues relating to the Funds.

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).

			Net
			Gains
	Net		(Losses) on
	Asset	Net	Securities	Total	Dividends	Distributions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains
Partners Fund
Year ended December 31,
2010	$24.09	$.07	$4.24	$4.31	$(.14)	$–
2009	15.69	.06	8.35	8.41	(.01)	–
2008	33.16	.03	(16.80)	(16.77)	(.03)	(.67)
2007	34.86	.07	(.12)	(.05)	(.07)	(1.58)
2006	30.97	.14	6.53	6.67	(.14)	(2.64)

Small-Cap Fund
Year ended December 31,
2010	21.77	.03	4.83	4.86	(.11)	–
2009	14.58	.08	7.11	7.19	–	–
2008	27.04	.08	(11.97)	(11.89)	(.08)	(.44)
2007	30.12	.14	.93	1.07	(.14)	(4.01)
2006	27.02	.50	5.49	5.99	(.56)	(2.33)

International Fund
Year ended December 31,
2010	13.66	.12	1.75	1.87	(.19)	–
2009	11.09	.07	2.50	2.57	–	–
2008	19.78	.04	(7.93)	(7.89)	(.04)	(.74)
2007	18.91	(.01)	2.95	2.94	–	(2.07)
2006	17.36	.02	2.89	2.91	(.01)	(1.35)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

This information has been audited by PricewaterhouseCoopers, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information and annual report, which are available upon request.

						Ratio of
					Ratio of	Net
		Net			Expenses	Investment
Distributions		Asset		Net Assets	to	Income
from		Value		End of	Average	(Loss) to	Portfolio
Return of	Total	End of	Total	Period	Net	Average	Turnover
Capital	Distributions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate

$–	$(.14)	$28.26	17.89%	$8,584,963	.91%	.23%	36.72%
–	(.01)	24.09	53.60	8,039,189	.91	.26	28.54
–	(.70)	15.69	(50.60)	5,788,782	.90	.14	29.68
–	(1.65)	33.16	(.44)	11,231,099	.89	.20	15.17
–	(2.78)	34.86	21.63	10,871,594	.90	.45	18.98

–	(.11)	26.52	22.32	3,056,707	.93	.14	16.67
–	–	21.77	49.31	2,500,501	.95	.45	12.93
(.05)	(.57)	14.58	(43.90)	1,803,685	.93	.37	22.61
–	(4.15)	27.04	2.80	3,536,052	.91	.49	28.28
–	(2.89)	30.12	22.33	3,447,285	.92	1.87	34.90

–	(.19)	15.34	13.69	2,211,191	1.38	.76	27.80
–	–	13.66	23.17	2,165,459	1.59	.55	20.15
(.02)	(.80)	11.09	(39.60)	2,041,338	1.60	.27	43.94
–	(2.07)	19.78	15.29	3,902,820	1.57	(.04)	30.44
–	(1.36)	18.91	17.07	3,254,538	1.61	.09	24.30

Investment Counsel
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

Transfer, Dividend, and Pricing Agent
BNY Mellon Asset Servicing (US), Inc.
Westborough, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Baltimore, MD
Boston, MA

This Prospectus does not constitute an offering in any jurisdiction in which such offering would not be lawful.

You can find more information about the investment objectives and policies, the risks of investing, Fund operations and Longleaf’s Proxy Voting Policies and Procedures in the Statement of Additional Information (SAI). The SAI is incorporated by reference in this Prospectus, and you may request a free copy by visiting our website or calling (800) 445-9469, option 1.

You can also find more information about the Longleaf Partners Funds in our annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. To obtain a free copy of the latest annual or semi-annual report, to request additional information, or to make shareholder inquiries, please visit our website or call (800) 445-9469, option 1.

The Securities and Exchange Commission maintains a website that contains the Funds’ periodic financial reports to shareholders, amendments to its registration statement which include the Prospectus and Statement of Additional Information, and other required filings. An investor may review these materials free of charge by accessing the SEC’s website at http://www.sec.gov.

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
www.longleafpartners.com
(800) 445-9469

These materials may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or after paying a duplicating fee, by written request to the SEC’s Public Reference Section, Washington D.C., 20549-0102, or electronic request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for more information.

The Securities and Exchange Commission Investment Company Act File Number for the Longleaf Partners Funds is 811-4923.

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